STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 1,160,254,338	$ 984,882,908
Receivables:
Employer contributions	1,285,881	2,772,075
Notes receivable from participants	22,387,504	20,307,883
Receivables	23,673,385	23,079,958
Total assets	1,183,927,723	1,007,962,866
Net assets available for benefits	$ 1,183,927,723	$ 1,007,962,866